Securities, 424I - Securities, 424I: 1	Mar. 23, 2026 USD ($)
Securities, 424I Table
Security Class Title	abrdn Physical Silver Shares ETF
Aggregate Sales Price	$ 1,635,603,344
Aggregate Redeemed or Repurchased, FY	463,169,001
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	0
Net Sales	$ 1,172,434,342
Fee Rate	0.01381%
Amount of Registration Fee	$ 161,913.18